Exhibit 99.1
Shapeways to Transfer Listing to Nasdaq
Common stock ticker symbol to remain “SHPW”
New York, NY, July 20, 2023 – Shapeways Holdings, Inc. (NYSE: SHPW) (“Shapeways” or the “Company”), a leading global platform for 3D printing and digital manufacturing, today announced its decision to transfer its listing to The Nasdaq Global Market (“Nasdaq”) from the New York Stock Exchange. Shapeways expects its common stock and warrants to list on Nasdaq at the open of business on August 1, 2023, under the symbols “SHPW” and “SHPWW”.
“We are excited to move to Nasdaq and join many of the world’s leading technology companies as Shapeways continues to push the boundaries of digital manufacturing and software solutions,” said Greg Kress, CEO of Shapeways. “This move should allow us to benefit from Nasdaq’s cost-effective offering, while also providing us with a platform to expand our market presence, reach a broader investor base, and accelerate our growth trajectory. This transition reflects our commitment to innovation, customer success, and shareholder value creation.”
“We are glad to welcome Shapeways to the Nasdaq family and look forward to supporting their continued growth and focus on shareholder value,” said Karen Snow, Global Head of Listings at Nasdaq.
For more information about Shapeways and its innovative 3D printing solutions, please visit www.shapeways.com.
About Shapeways
Shapeways is a leader in the large and fast-growing digital manufacturing industry combining high quality, flexible on-demand manufacturing powered by purpose-built proprietary software which enables customers to rapidly transform digital designs into physical products, globally. Shapeways makes industrial-grade additive manufacturing accessible by fully digitizing the end-to-end manufacturing process, and by providing a broad range of solutions utilizing 12 additive manufacturing technologies and approximately 120 materials and finishes, with the ability to easily scale new innovation. To date, Shapeways has delivered over 24 million parts to 1 million customers in over 180 countries. To learn more, please visit https://www.shapeways.com.
Contact Information
Investor Relations
investors@shapeways.com
Media Relations
press@shapeways.com

Exhibit 99.1
Special Note Regarding Forward-Looking Statements
Certain statements included in this press release are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the Company’s strategy, future operations, outlook, prospects, and expectations regarding its listing on Nasdaq, including related cost efficiencies and impact on the Company’s market presence, investor base and growth trajectory, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, financial, geopolitical, legal, and market conditions, including supply chain disruptions and inflationary pressures; failure to realize the anticipated benefits of acquisitions; difficulties integrating acquired companies; ability to retain customers of acquired companies or otherwise expand its customer base; the risk that Shapeways has a history of losses and may not achieve or maintain profitability in the future; the risk that the Company faces significant competition and expects to face increasing competition in many aspects; the risk that the digital manufacturing industry is a relatively new and emerging market and it is uncertain whether it will gain widespread acceptance; the risk that the Company’s new and existing solutions and software do not achieve sufficient market acceptance; the loss of key personnel; the inability to timely and effectively scale the Company’s platform; and those factors discussed under the heading "Risk Factors" in Shapeways’ most recent Form 10-K, most recent Form 10-Q, and other documents Shapeways has filed, or will file, with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon forward-looking statements.